                                                                     EXHIBIT 4.1



    NUMBER                                  [CHRISTIAN COMMUNITY NETWORK LOGO]                                SHARES
                                               CHRISTIAN COMMUNITY NETWORK
    CS                                                  CCN(TM)

                                                       DIDAX, INC.
 COMMON STOCK                     INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE          SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                                                         CUSIP 253624 10 0

 THIS
 CERTIFIES
 that




 is the owner of

                         FULLY PAID AND NON-ASSESSABLE SHARES OF THE $.01 PAR VALUE COMMON STOCK OF
                                                       DIDAX, INC.
transferable only on the books of the corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed.  This certificate is not valid until countersigned by the Transfer Agent.  This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and
By-Laws of the Corporation and all amendments thereto, copies of which are on file with the Transfer Agent, to all of whicih the holder of this certificate, by acceptance hereof, assents.
    IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.






                  [SIG]                                                                                     [SIG]

      CHAIRMAN AND CHIEF EXECUTIVE OFFICER                    DIDAX, INC.                                 SECRETARY
                                                               CORPORATE
                                                                 SEAL
                                                                 1997
                                                               DELAWARE

This Corporation is a religious corporation. All shares of this corporation are subject to the terms as set forth in the BYLAWS of the corporation which restricts the amendment or deletion of that section of the BYLAWS which prescribes a corporate Statement of Faith in the LORD JESUS CHRIST and directs or prohibits certain corporate actions on the basis of the Statement of Faith.

COUNTERSIGNED AND REGISTERED:
                 AMERICAN STOCK TRANSFER & TRUST COMPANY
                               (NEW YORK, NY)
                                              TRANSFER AGENT AND REGISTRAR

                                                        AUTHORIZED SIGNATURE

                                 DIDAX, INC.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM  - as tenants in common                        UNIF GIFT MIN ACT -            Custodian
    TEN ENT  - as tenants by the entireties                                    -----------         ----------------
    JT TEN   - as joint tenants with right of                                    (Cust)                (Minor)
               survivorship and not as tenants                                 under Uniform Gifts to Minors
               in common                                                       Act
                                                                                  --------------
                                                                                     (State)

    Additional abbreviations may also be used though not in the above list.


    FOR VALUE RECEIVED,              hereby sell, assign and transfer unto
                       --------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


--------------------------------------------------------------------------------
       (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE,
                                 OF ASSIGNEE)

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                                                                          Shares
--------------------------------------------------------------------------
of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint

                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
     --------------------------


                                ------------------------------------------------
                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


--------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.